Exhibit 4.2

NUMBER

NEWS

COMMON STOCK		SHARES
[NEWSTAR LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NEWSTAR FINANCIAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP [                    ]

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

NEWSTAR FINANCIAL, INC.

(the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Corporation and all amendments thereto to all of which the holder hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar

Dated:

Chairman, Chief Executive Officer and President	[SEAL]	Secretary and Treasurer

COUNTERSIGNED AND REGISTERED: The Bank of New York TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

NEWSTAR FINANCIAL, INC.

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests in writing, a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
					(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties
under Uniform Gifts to Minors Act
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common
(State)

			UNIF TRF MIN ACT	—	Custodian (until age )

					(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                                                                                 hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER

IDENTIFYING

NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________________ Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

____________________________________________________________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

___________________________________________________

NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST

                  CORRESPOND WITH THE NAME AS WRITTEN

                  UPON THE FACE OF THE CERTIFICATE IN EVERY

                  PARTICULAR WITHOUT ALTERATION OR

                  ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.